Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 98,282,723.35
Previously Paid Amount	12,991.09
Total Fee Amount	14,563.00
Total Offset Amount	0.00
Net Fee	$ 1,571.91